DIAMOND HILL FUNDS

Diamond Hill Long-Short Fund

Supplement dated April 2, 2020
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated February 28, 2020

Summary Prospectus

Effective April 2, 2020, Jason Downey is no longer a Portfolio Manager of the Diamond Hill Long-Short Fund. He has been replaced by Nathan Palmer, who has been promoted from Assistant Portfolio Manager to Portfolio Manager of the Diamond Hill Long-Short Fund. Mr. Palmer will co-manage the fund with Christopher Bingaman. All references to Mr. Downey on page 3 are removed. Mr. Palmer is added as a Portfolio Manager on page 3.

Prospectus

Effective April 2, 2020, Jason Downey is no longer a Portfolio Manager of the Diamond Hill Long-Short Fund. He has been replaced by Nathan Palmer, who has been promoted from Assistant Portfolio Manager to Portfolio Manager of the Diamond Hill Long-Short Fund. Mr. Palmer will co-manage the fund with Christopher Bingaman. All references to Mr. Downey on pages 18 and 51 are removed. Mr. Palmer is added as a Portfolio Manager on page 18.

Statement of Additional Information

Effective April 2, 2020, Pages 54, 56, 58 and 59 are revised as follows:

Jason Downey is no longer a Portfolio Manager of the Diamond Hill Long-Short Fund. All references to Mr. Downey are removed. Nathan Palmer has been promoted from Assistant Portfolio Manager to Portfolio Manager of the Diamond Hill Long-Short Fund. Mr. Palmer will co-manage the fund with Christopher Bingaman.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE